HOME FINANCIAL BANCORP
                             279 East Morgan Street
                             Spencer, Indiana 47460
                                 (812) 829-2095

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On October 14, 2003


     Notice is hereby given that the Annual Meeting of Shareholders of Home Financial Bancorp (the "Holding Company") will be held at the Holding Company's office at 279 East Morgan Street, Spencer, Indiana, on Tuesday, October 14, 2003, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three directors of the Holding Company for terms expiring in 2006.

     2. Ratification of Auditors. Approval and ratification of the appointment of BKD LLP as auditors for Home Financial Bancorp for the fiscal year ending June 30, 2004.

     3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on August 26, 2003, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended June 30, 2003, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                    By Order of the Board of Directors



                                    /s/ Kurt D. Rosenberger

                                    Kurt D. Rosenberger, President


Spencer, Indiana
September 15, 2003


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             HOME FINANCIAL BANCORP
                             279 East Morgan Street
                             Spencer, Indiana 47460
                                 (812) 829-2095

                                 PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 14, 2003

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Home Financial Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on October 14, 2003, at the Holding Company's office at 279 East Morgan Street, Spencer, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Owen Community Bank, s.b. (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders on or about September 15, 2003.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Gary M. Monnett, 279 East Morgan Street, Spencer, Indiana 47460), (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on August 26, 2003 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,356,050 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of August 26, 2003, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                       Number of Shares of
    Name and Address of                   Common Stock           Percent of
      Beneficial Owner                Beneficially Owned (1)      Class (5)
-------------------------------       ----------------------    -------------
Frank R. Stewart                           213,856 (2)             15.5%
  c/o Owen Community Bank, s.b.
  279 East Morgan Street
  Spencer, Indiana  47460

Community Trust & Investment               158,835 (3)             11.7%
  Company, Inc., Trustee
  105 N. Pete Ellis Drive
  Suite B
  P.O. Box 5996
  Bloomington, Indiana 47407

Tad Wilson                                 119,994 (4)              8.8%
  877 Maple Drive
  Spencer, Indiana 47460

William Lannan                             105,000                  7.7%
  R.R. 4, Box 12
  Loogootee, Indiana  47533

Gary E. Gray, Jr.                          124,340                  9.2%
  2600 6th Street, Apt. 13
  Bedford, IN 47421

Charles W. Wehking III                      68,000                  5.0%
  10451 Sappington Lane
  St. Louis, Missouri 63128
----------------------
(1) The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them and on other information obtained by the Holding Company. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings or the date such information was obtained.
(2) Of these shares, 179,381 are owned jointly by Mr. Stewart and his wife, 20,000 are subject to a stock option granted under the Home Financial
     Bancorp Stock Option Plan (the "Option Plan"), and 14,475 are held under the Holding Company's Employee Stock Ownership Plan (the "ESOP"), as of June 30, 2003.
(3) These shares are held by the Trustee of the Owen Community Bank, s.b. Employee Stock Ownership Plan and Trust. The employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.
(4) Of these shares, 85,044 are owned jointly by Mr. Wilson and his wife and 6,000 are subject to a stock option granted under the Option Plan.
(5) Based upon 1,356,050 shares of Common Stock outstanding which does not include options for 85,800 shares of Common Stock granted to certain directors, officers and employees of the Holding Company and the Bank.


                        PROPOSAL I ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors generally must have their principal domicile in Owen County, Indiana or one of its adjoining counties, must have had a loan or deposit relationship with the Bank for a continuous period of 12 months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in their home county for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The three nominees for election as a director this year are John T. Gillaspy, Gary M. Monnett, and Robert W. Raper, each of whom currently serves as a director. Messrs. Gillaspy, Monnett and Raper each have been nominated to serve for a three-year term ending in 2006.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company and each director continuing in office after the Annual Meeting, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Mr. Parrish is married to Mr. Wilsons sister. No other nominee for director is related to any other nominee for director, director, or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.


                                                       Director   Common Stock
                                                       of the     Beneficially
                        Expiration of   Director of    Holding     Owned as of
                           Term as       the Bank      Company      August 26,     Percentage
Name                       Director        Since        Since        2003 (1)       of Class
----------------------  -------------   -----------    --------   -------------    ----------
Director Nominees
-----------------
John T. Gillaspy            2006           1986          1996       62,043 (2)        4.6%
Gary M. Monnett             2006           1998          1998       11,358 (3)         .8%
Robert W. Raper             2006           1970          1996       30,043 (4)        2.2%

Directors Continuing
in Office
--------------------
Stephen Parrish             2004           1982          1996       26,810 (2)        2.0%
Kurt D. Rosenberger         2004           1998          1998       47,400 (5)        3.4%
Frank R. Stewart            2005           1963          1996      213,856 (6)       15.5%
Tad Wilson                  2005           1978          1996      119,994 (7)        8.8%

All directors and executive                                        511,504 (8)       35.9%
officers as a group (7 persons)

------------------
(1) Based upon information furnished by the respective director nominees and directors. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the director nominees residing in their homes.
(2) Of these shares, 6,000 are subject to a stock option granted under the Option Plan and the remaining shares are held jointly by the director and his wife.
(3) Of these shares, 3,000 are subject to a stock option granted under the Option Plan, 4,700 are held under the Owen Community Bank, s.b. Recognition and Retention Plan and Trust (the "RRP"), and 1,858 are held under the ESOP, as of June 30, 2003.
(4) Of these shares, 20,808 are held jointly by Mr. Raper and his grandchildren and 6,000 are subject to a stock option granted under the Option Plan.
(5) Of these shares, 10,983 are owned jointly by Mr. Rosenberger and his wife, 1,475 are held under the RRP, 20,000 are subject to a stock option granted under the Option Plan, and 14,942 are held under the Holding Companys ESOP, as of June 30, 2003.
(6) Of these shares, 179,381 are owned jointly by Mr. Stewart and his wife, 20,000 are subject to a stock option granted under the Option Plan and 14,475 are held under the ESOP, as of June 30, 2003.
(7) Of these shares, 85,044 are owned jointly by Mr. Wilson and his wife and 6,000 are subject to a stock option granted under the Option Plan.
(8) Of these shares, 67,000 are subject to stock options granted under the Option Plan, 6,175 are held under the RRP, and 31,275 are held under the ESOP, as of June 30, 2003.

     Presented below is certain information concerning the director nominees of the Holding Company:

     John T. Gillaspy (age 75), has served as a director of the Holding Company since its formation and of the Bank since 1986. Mr. Gillaspy has also served as President until 1994 and Chief Executive Officer since 1994 of the Spencer Evening World, Inc., a newspaper based in Spencer, Indiana.

     Gary M. Monnett (age 43), became Executive Vice President, Chief Financial Officer, and Secretary of the Holding Company and the Bank in July 2002, having served as a director of both institutions since 1998, and Comptroller of the Bank since 2000. He has also served as a self-employed certified public accountant based in Cloverdale, Indiana for more than the last five years.

     Stephen Parrish (age 63), has served as a director of the Holding Company since its formation and of the Bank since 1982. Mr. Parrish has also served as a funeral director for the West-Parrish-Pedigo Funeral Home in Spencer, Indiana, for more than five years.

     Robert W. Raper (age 86), has served as a director of the Holding Company since its formation and of the Bank since 1970, which he has served as Vice Chairman since 1994. Prior to 1994, Mr. Raper served as Vice President of the Bank.

     Kurt D. Rosenberger (age 44), became President and Chief Executive Officer of the Holding Company and of the Bank on July 1, 2002. Previously, he served as Vice President and Chief Financial Officer of the Holding Company since 1996, and as Vice President of the Bank since 1994. Theretofore, he served as Senior Financial Analyst for the Office of Thrift Supervision in Indianapolis, Indiana, from 1990 to 1994.

     Frank R. Stewart (age 78), has served as Chairman of the Board of the Holding Company since its formation and of the Bank since 1963. Mr. Stewart served as President of the Bank from 1982 until 1994. Mr. Stewart has also served as President of BSF, Inc., a subsidiary of the Bank, since its formation in 1989. Mr. Stewart has extensive experience in real estate development and sales.

     Tad Wilson (age 68), has served as a director of the Holding Company since its formation and of the Bank since 1978. Mr. Wilson is also the President of Metropolitan Printing Service, Inc., a print management company based in Bloomington, Indiana, and is the owner of various rental properties located in Bloomington, Indiana.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.


The Board of Directors and its Committees

     During the fiscal year ended June 30, 2003, the Board of Directors of the Holding Company met or acted by written consent six times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has a Stock Compensation Committee, an Audit Committee and a Nominating Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are Messrs. Gillaspy, Parrish and Wilson. It met two times during fiscal 2003.

     The Audit Committee, comprised of Messrs. Parrish, Wilson and Gillaspy, recommends the appointment of the Corporation's independent accountants in connection with its annual audit, and meets with them to outline the scope and review the results of such audit. That Committee met two times during fiscal 2003.

     The Holding Company's Nominating Committee, consisting of Messrs. Stewart, Parrish and Wilson, nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Companys By-Laws. Article III, Section 12 of the Holding Companys By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

  Remuneration of Named Executive Officer

     During the fiscal year ended June 30, 2003, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last three fiscal years of the person who served as chief executive officer of the Holding Company during the fiscal year ended June 30, 2003 (the "Named Executive Officer"). There were no executive officers of the Holding Company who earned over $100,000 in salary and bonuses during that fiscal year.




                                             Summary Compensation Table
                                                                               Long Term Compensation
                                          Annual Compensation                          Awards
                                -----------------------------------------    --------------------------
                                                                Other                                         All
                                                               Annual        Restricted      Securities      Other
Name and               Fiscal                                  Compen-         Stock         Underlying      Compen-
Principal Position      Year    Salary ($)(1)   Bonus ($)    sation($)(2)     Awards($)      Options(#)    sation($)(3)
---------------------  ------   -------------   ---------    ------------    ----------      ----------    ------------
Kurt D. Rosenberger     2003       $78,104       $  217           ---        $7,000 (4)          ---          $12,302
  President and Chief   2002       $66,034       $  217           ---           ---              ---          $ 9,268
  Executive Officer     2001       $57,696       $1,296           ---           ---              ---          $ 9,320

--------------
(1) Includes fees received for service on the Bank's Board of Directors and amounts deferred by the Named Executive Officer pursuant to 401(k) of the Internal Revenue Code of 1986, as amended (the Code), under the Bank's Thrift Plan.
(2) Mr. Rosenberger received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(3) Consists of the Bank's contribution on behalf of the Named Executive Officer to the Thrift Plan and to the ESOP.
(4) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five-year period commencing December 31, 2002. As of June 30, 2003, the number and aggregate value of restricted stock holdings by Mr. Rosenberger were 1,475 and $7,596. Dividends paid on the restricted shares are payable to the grantee as the shares vest and are not included in the table.


  Stock Options

     The following table includes the number of shares covered by stock options held by the Named Executive Officer as of June 30, 2003, and the value of the "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end). The Named Executive Officer did not exercise any stock options during the fiscal year and was not granted any stock options during that fiscal year.

       Outstanding Stock Option Grants and Value Realized As Of 6/30/2003

                         Number of Unexercised      Value of Unexercised In-the-Money
                      Options at Fiscal Year End     Options at Fiscal Year End (1)
Name                  Exercisable   Unexercisable    Exercisable     Unexercisable
-------------------   -----------   -------------    -------------    -------------
Kurt D. Rosenberger    20,000            ---          $18,000           $---

---------------
(1) Amounts reflecting the value of outstanding options are based on the difference between the closing price per share for the shares on June 30, 2003, which was $5.15 per share, and the exercise price for the options.


  Employment Contracts

     The Bank has entered into three-year employment contracts with each of Messrs. Rosenberger and Monnett (together, the "Employees"). The contracts with the Employees extend annually for an additional one-year term to maintain their three-year terms if the Board of Directors of the Bank determines to so extend them, unless notice not to extend is properly given by either party to the contract. Each Employee receives an initial salary under the contract equal to his current salary subject to increases approved by the Board of Directors. The contracts also provide, among other things, for participation in other fringe benefits and benefit plans available to the Bank's employees. Each Employee may terminate his employment upon sixty days written notice to the Bank. The Bank may discharge each Employee for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates an Employee's employment for other than cause or if the Employee terminates his own employment for cause (as defined in the contract), the Employee will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company (as defined below) or for the remaining term of the Agreement, if the termination does not follow a change of control. In addition, during such period, the Employee will continue to participate in the Bank's group insurance and retirement plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, each Employee will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contact) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to the Employees by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to the Employees if the contracts were terminated either after a change of control of the Holding Company, without cause by the Bank, or for cause by the Employees, would be $241,332 for Mr. Rosenberger and $146,172 for Mr. Monnett. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

     The employment contracts provide the Bank protection of its confidential business information and protection from competition by each of the Employees should he voluntarily terminate his employment without cause or be terminated by the Bank for cause.

     The Bank also entered into a three-year employment contract with Mr. Stewart which may be renewed by the Board each year for one additional year. Mr. Stewart's employment agreement provides for the payment by the Bank to Mr. Stewart of an annual salary equal to $72,072, subject to increases as determined by the Board of Directors. In the event Mr. Stewart's employment is terminated by the Bank without cause, Mr. Stewart will continue to receive such compensation during the then-remaining term of the contract.

     The Bank is the owner and beneficiary of $100,000 in key man life insurance on the lives of Mr. Rosenberger and Mr. Monnett.


  Compensation of Directors

     All directors of the Bank are entitled to receive monthly director fees for their services. Each of Mr. Gillaspy and Mr. Raper receive $700 per month, and Mr. Stewart receives $500 per month. All other directors of the Bank receive $400 per month.

     Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.


  Transactions With Certain Related Persons

     The Bank has followed a policy of offering to its directors and executive officers real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.


  Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended June 30, 2003, included in the Holding Companys Shareholder Annual Report accompanying this Proxy Statement (2003 Audited Financial Statements):

          The Committee has reviewed and discussed the Holding Company's 2003 Audited Financial Statements with the Company's management.

          The Committee has discussed with its independent auditors (BKD LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Companys financial statements. BKD LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company's 2003 Audited Financial Statements.

          The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-Q, is compatible with maintaining the auditors' independence.

          Based on review and discussions of the Holding Company's 2003 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2003 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

          This Report is respectfully submitted by the Audit Committee of the Holding Companys Board of Directors.

                            Audit Committee Members
                            -----------------------
                                John T. Gillaspy
                                Stephen Parrish
                                   Tad Wilson

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.


Accountant's Fees

     Audit Fees. The firm of BKD, LLP ("BKD") served as our independent public accountants for each of our last two fiscal years ended June 30, 2002 and 2003. The aggregate fees billed by BKD for the audit of our financial statements included in our annual report on Form 10-KSB and for the review of our financial statements included in our quarterly reports on Form 10-QSB for our fiscal years ended June 30, 2002 and 2003, were $52,228 and $54,406, respectively.

     Audit-Related Fees. There were no fees billed in fiscal 2002 or 2003 for assurance and related services by BKD that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above.

     Tax Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for professional services rendered by BKD for tax compliance, tax advice or tax planning were $6,700 and $7,250, respectively.

     All Other Fees. There were no fees billed in fiscal 2003 for professional services rendered by BKD except as disclosed above. In fiscal 2002, BKD billed $2,736 for services related to strategic planning.

     Board of Directors Pre-Approval. Our Board of Directors formally adopted resolutions pre-approving our engagement of BKD to act as our independent auditor for the last two fiscal years ended June 30, 2003. Such pre-approval included a pre-approval of all audit-related and tax services. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of BKD will be made by the Audit Committee and all non-audit and audit services to be rendered by BKD will be pre-approved by the Audit Committee. Our independent auditors performed all work described above with their respective full-time, permanent employees.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of Messrs. Gillaspy, Parrish and Wilson. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.


                      PROPOSAL II RATIFICATION OF AUDITORS

     The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of BKD LLP, certified public accountants, as independent auditors for the fiscal year ended June 30, 2004. BKD LLP has served as auditors for the Bank since 1989. A representative of BKD LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires that the Holding Companys officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 2003, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the proxy statement and form of proxy must be received at the main office of the Holding Company for inclusion in the Holding Company's proxy statement no later than 120 days in advance of September 15, 2004. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 279 East Morgan Street, Spencer, Indiana 47460, and will be subject to the requirements of the proxy rules under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether included in the Holding Company's proxy materials), the Holding Company's articles of incorporation, by-laws, and Indiana law.

     A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company's proxy statement and form of proxy, will normally be considered untimely if it is received by the Holding Company later than 60 days prior to the Annual Meeting. If, however, less than 70 days' notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company's proxy statement for the next Annual Meeting.


                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.



                               By Order of the Board of Directors


                               /s/ Kurt D. Rosenberger

                               Kurt D. Rosenberger, President



September 15, 2003